                                                                     EXHIBIT 3.9

                                STATE Of MAINE.

                              ------------------
     Certificate of Organization of a Corporation under the General Law.

                              ------------------

     The undersigned, officers of a corporation organized at Bangor, Maine, at a meeting of the signers of the articles of agreement therefor, duly called and held at the Director's Room of B. & A. R. R. Co., in the city of Bangor on Saturday the 29th day of October A.D. 1904, hereby certify as follows:

     The name of said corporation is Bangor Investment Company.

     The purposes of said corporation are purchasing, acquiring, owning and selling real estate and the stock, and bonds of other corporations, and of improving real estate, leasing its real estate, and acquiring by lease real estate, from other persons or corporations, and of doing all things necessary, useful or convenient in carrying on any of its aforesaid business.

The amount of capital stock is one hundred and fifty thousand dollars,
($150,000)

The amount of common stock is one hundred and fifty thousand dollars,
($150,000)

The amount of capital stock already paid in is nothing

The par value of the shares is one dollar ($1)

The names and residences of the owners of said shares are as follows:

     NAMES.              RESIDENCES.         NO. OF SHARES.
                                                COMMON


Franklin W. Cram         Bangor, Maine,           1

Frederick H. Appleton    Bangor, Maine,           1

Charles H. Wood          Bangor, Maine,           1


Remaining in treasury                         149,997

Said corporation is located at Bangor in the County of Penobscot

The number of directors is three and their names are Franklin W. Cram, Frederick H. Appleton and Charles H. Wood,

The name of the clerk is Frederick H. Appleton and his residence is Bangor, Maine. The undersigned, Franklin W. Cram, is president; the undersigned, Frederick H. Appleton is treasurer; and the undersigned, Franklin W. Cram, Frederick H. Appleton, and Charles H. Wood are a majority of the directors of said corporation.

     Witness our hands this 29th day of October A.D. 1904.

                    Franklin W. Cram,      President.
                    -----------------------

                    Frederick H. Appleton, Treasurer.
                    -----------------------


                    Franklin W. Cram.)
                    -----------------------
                    Frederick H. Appleton)
                    -----------------------  Directors.
                    Charles H. Wood)
                    -----------------------





Penobscot ss.                                  October 29th,  A.D. 1904.

     Then personally appeared Franklin W. Cram, Frederick H. Appleton and Charles H. Wood and severally made oath to the foregoing certificate, that the same is true.

                    Before me,
                              Hugh R. Chaplin
                    ---------------------------- Justice of the Peace.


                            ------------------------
                                 STATE OF MAINE
                            ------------------------

                              Attorney General's Office, October 31, A.D. 1904.

     I hereby certify that I have examined the foregoing certificate, and the same is properly drawn and signed, and is conformable to the constitution and laws of the State.

                              Geo. M. Seiders,
                    ---------------------------- Attorney General

To the Honorable Secretary of the State of Maine:

     I, Frederick H. Appleton of Bangor, County of Penobscot and State of Maine, hereby certify that I am Clerk of the Bangor Investment Company, a corporation duly organized under the laws of the State of Maine, having its principal office at said Bangor, Maine; that at a special meeting of the Stockholders of said Corporation held at the principal office thereof on the Fifth day of November, 1907, at which meeting a majority of the capital stock of said corporation issued and outstanding was represented in person or by proxy, it was unanimously voted as follows, to wit,

     WHEREAS it appears that the amount of capital stock of this corporation is insufficient for the purposes for which said corporation is organized, therefore

     Resolved, that the capital stock of this corporation be increased from the sum of $150,000 consisting of 150,000 shares of the par value of one dollar each to the sum of $250,000 consisting of 250,000 shares of the par value of one dollar each; that the By-Laws be amended in accordance herewith; that the Clerk file with the Secretary of State a certificate of the action of this meeting and obtain his certificate therefor within ten days thereof that the Treasurer pay to the Treasurer of State the necessary fee required for such increase.

     I further certify that said meeting was duly and legally called and notified in accordance with the provisions of the By-Laws of the corporation, and that the action proposed to be taken at said meeting was specified in said notice.
Dated Bangor, Maine, November 6, 1907.



                                                       /s/ FREDERICK H. APPLETON
                                                                         Clerk.

     AGREEMENT for merger and consolidation of Katahdin Warehouse Company and Aroostook Construction Company with and into Bangor Investment Company.

                                   -  -  -  -

     AGREEMENT dated this twenty-third day of May, 1925, by and between Katahdin Warehouse Company, Aroostook Construction Company, and Bangor Investment Company, all corporations organized and existing under the laws of the State of Maine, having offices and principal places of business at Bangor, County of Penobscot in said State.

     WHEREAS Bangor Investment Company is the owner of the entire outstanding capital stock of Katahdin Warehouse Company, consisting of Five Thousand (5000) shares of par value One (1) Dollar per share, and

     WHEREAS the owners of the shares of capital stock of Bangor Investment Company and the owners of the shares of capital stock of Aroostook Construction Company are identical and, in percentage to the total outstanding shares of each of said Companies, the number of shares held by each of said owners in each of said Companies is identical, and

     WHEREAS Aroostook Construction Company has liquidated its assets and has paid, or has provided for payment, of all known liabilities, and has made distribution in cash of substantially the entire amount received in liquidation of its assets, and now holds no property of any kind, name or nature, either real or personal, except a small cash balance in the bank, and

     WHEREAS the affairs of Bangor Investment Company, Katahdin Warehouse Company, and Aroostook Construction Company, can be more efficiently and economically managed if said affairs are under one sole management and control, and

     WHEREAS it is for the best interests of the stockholders and in the interests of better conduct of business, that the affairs of said three Companies be placed under one sole management and control to be effected by merging and consolidating said Katahdin Warehouse Company and said Aroostook Construction Company with and into Bangor Investment Company, so that thereafter Bangor Investment Company shall have, exercise and own all the property, rights, privileges and powers of Katahdin Warehouse Company and of Aroostook Construction Company, in addition to the property, rights, privileges and powers by it now held, and shall be subject to all the duties, obligations and liabilities of said Katahdin Warehouse Company and of said Aroostook Construction Company, in addition to its own present duties, obligations and liabilities,

     NOW THEREFORE, Bangor Investment Company, Katahdin Warehouse Company, and Aroostook Construction Company, all corporations of the State of Maine, and all having offices and principal places of business at Bangor, in the County of Penobscot in said State, pursuant to legal authority given by their stockholders at meetings for that purpose duly called and legally held, do hereby enter into this agreement of merger and consolidation:

          1. Katahdin Warehouse Company will execute an instrument conveying to Bangor Investment Company all its right, title and interest in and to any property, whether real or personal, which it may have or shall be entitled to, and also conveying all its rights, title, privileges and powers; recordation of said instrument shall be conclusive evidence of the assumption by Bangor Investment Company of all the duties, obligations and liabilities of Katahdin Warehouse Company.

          2. Aroostook Construction Company will executive an instrument conveying to Bangor Investment Company all its right, title and interest in and to any property, whether real or personal, which it may have or shall be entitled to, and also conveying all its right, title, privileges and powers; recordation of said instrument shall be conclusive evidence of the assumption by Bangor Investment Company of all the duties, obligations and liabilities of Aroostook Construction Company.

          3. The shares of capital stock of Katahdin Warehouse Company owned by Bangor Investment Company, to-wit: Five Thousand (5000) shares of par value One (1) Dollar per share, and constituting the entire capital stock of said Katahdin Warehouse Company, are to be cancelled and destroyed.

          4. The shares of capital stock of Aroostook Construction Company, consisting of Five Thousand (5000) shares of par value One Hundred (100) Dollars per share, are to be surrendered to Bangor Investment Company, and by it cancelled and destroyed.

     5. There shall be no change in the capitalization of Bangor Investment Company, and the present outstanding capital stock of Bangor Investment Company, to-wit: One Hundred Fifty-Eight Thousand Five Hundred and Seventy (158,570) shares of par value One (1) Dollar per share, shall be the capital stock of Bangor Investment Company as said Company shall exist when the merger and consolidation of Katahdin Warehouse Company and Aroostook Construction Company with and into Bangor Investment Company shall have been completed and shall have become effective.

     6. All cash and miscellaneous property of Katahdin Warehouse Company shall be turned over and delivered to Bangor Investment Company.

     7. All cash and miscellaneous property of Aroostook Construction Company shall be turned over and delivered to Bangor Investment Company.

     8. Upon completion of the merger and consolidation of Katahdin Warehouse Company and Aroostook Construction Company with and into Bangor Investment Company, the consolidated corporation, under the name of Bangor Investment Company, shall enjoy all the property, rights, privileges and powers previously by it held, and also shall have and enjoy all the property, rights, privileges and powers of Katahdin Warehouse Company and of Aroostook Construction Company; the corporate franchises, entity and existence of Katahdin Warehouse Company and of Aroostook Construction Company shall be continued in, merged into, and consolidated with, the Bangor Investment Company, and the Bangor Investment Company shall be fully vested therewith; and upon the taking effect of this agreement the corporate existence of Katahdin Warehouse Company and of Aroostook Construction Company shall cease except as so continued in, merged into, and consolidated with Bangor Investment Company.

     9. Upon completion of the merger and consolidation Bangor Investment Company will assume, and from the effective date of such merger and consolidation shall be responsible for, all the duties, obligations and liabilities of Katahdin Warehouse Company and of Aroostook Construction Company; all and singular the rights, privileges, powers and franchises, and all the property, real, personal and mixed, belonging either to Katahdin Warehouse Company or to Aroostook Construction Company, and all debts due to either of said Companies on whatever account, shall forthwith be vested in Bangor Investment Company, and the title to any real estate or other property vested in either Katahdin Warehouse Company or Aroostook Construction Company, whether by deed or otherwise, shall not revert or be in any way impaired by reason of such merger and consolidation; provided, however, that all rights of creditors and all liens upon the property of Katahdin Warehouse Company and of Aroostook Construction Company shall be preserved and remain unimpaired, and all debts, liabilities and duties of Katahdin Warehouse Company and of Aroostook Construction Company shall thenceforth and thereafter attach to Bangor Investment Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, it being expressly provided that the merger and consolidation herein provided for shall not in any manner impair the rights of any creditor of Katahdin
Warehouse Company or of Aroostook Construction Company.

     10. From and after the completion of the merger and consolidation the corporate existence of said Katahdin Warehouse Company and of said Aroostook Construction Company will be continued in and become a part of the corporate existence of Bangor Investment Company, but under the name of said latter Company; the officers and directors of Bangor Investment Company as at present elected, or appointed, and serving, shall continue as the officers and directors of the consolidated corporation to be known as Bangor Investment Company, and the By-laws of Bangor Investment Company as at present in effect shall continue as the By-laws of the consolidated corporation to be known as Bangor Investment Company, and all business shall be done in the name of Bangor Investment Company, and the present corporate seal of the Bangor Investment Company shall be the corporate seal of the consolidated corporation; and said consolidated corporation, under the name of Bangor Investment Company, shall have full power to sell, convey, transfer, lease or otherwise dispose of, in the ordinary course of business, any and all property formerly standing in the name of either Katahdin Warehouse Company or Aroostook Construction Company.

     11. When the agreement of merger and consolidation duly has been executed by the proper officers of the respective corporations, the same shall be submitted to the Attorney General of the State of Maine for his approval, and when said agreement has had the approval of said Attorney General it shall be recorded in the Registry Deeds for Penobscot County, the County in which all of the corporations involved are located, and after said agreement has been endorsed with respect to filing and recordation in said County, the same shall be filed in the office of the Secretary of State of the State of Maine.

     12. The merger and consolidation of said Katahdin Warehouse Company and said Aroostook Construction Company with and into Bangor Investment Company shall be and become complete and effective when duly executed counterpart of this agreement shall have been filed in the office of the Secretary of the State of Maine, and note of such filing duly made thereon; immediately upon the merger and consolidation becoming effective, the agreement therefor, bearing notation of filing with the Secretary of State of the State of Maine, shall be filed in the Counties of Aroostook, Piscataquis and Waldo, in which said Counties one or more of said corporation is the owner of property, real or personal.

     13. When the duly executed counterpart of this agreement shall be filed with the Secretary of State of the State of Maine, there shall be filed therewith -

               (a) Affidavit by the Clerk of the Corporation, Katahdin Warehouse Company, that at a meeting duly called for the purpose, legal authority was given by the stockholders authorizing the merger and consolidation, said affidavit to state the number of shares of stock represented, the number voting in favor, and the number voting against, and attached thereto a certified copy of the call for the meeting.

               (b) Affidavit by the Clerk of the Corporation, Aroostook Construction Company, that at a meeting duly called for the purpose, legal authority was given by the stockholders authorizing the merger and consolidation, said affidavit to state the number of shares of stock represented, the number voting in favor, and the number voting against, and attached thereto a certified copy of the call for the meeting.

               (c) Affidavit by the Clerk of the Corporation, Bangor Investment Company, that at a meeting duly called for the purpose, legal authority was given by the stockholders authorizing the merger and consolidation, said affidavit to state the number of shares of stock represented, the number voting in favor, and the number voting against, and attached thereto a certified copy of the call for the meeting.

     14. The consolidated corporation to be known as Bangor Investment Company shall pay all expenses of merger and consolidation, including all fees required by the statutes of the State of Maine, and all proper legal expenses.

     IN WITNESS WHEREOF Bangor Investment Company, acting by its President thereunto duly authorized, Katahdin Warehouse Company, acting by its President thereunto duly authorized, and Aroostook Construction Company, acting by its President thereunto duly authorized, have caused this agreement of merger and consolidation to be signed in six counterparts and the respective corporate seals hereto affixed and attested by the Clerk of the Corporation, this twenty-third day May, 1925.


Attest:                                 BANGOR INVESTMENT COMPANY

                                        By

/s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
---------------------------               -----------------------------
Clerk of the Corporation                               President

Attest:                                 KATAHDIN WAREHOUSE COMPANY

                                        By

/s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
---------------------------               -----------------------------
Clerk of the Corporation                               President

Attest:                                 AROOSTOOK CONSTRUCTION COMPANY

                                        By

/s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]
---------------------------               -----------------------------
Clerk of the Corporation                               President

                                 STATE OF MAINE

Penobscot ss:

          On the 23rd day of May, 1925, Percy R. Todd, to me personally known, who, being by me duly sworn, did depose and say that he resides in Bangor, County of Penobscot, State of Maine; that he is President of Bangor Investment Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and attestation thereof was made in his presence by Wingate F. Cram, Clerk of the Corporation, by similar order of the Board of Directors thereof; and that he, the said Percy R. Todd, signed his name thereto as President of Bangor Investment Company, for and in behalf of said Company, by like order, and he acknowledged the foregoing instrument to be his free act and deed in his said capacity as President of said corporation, and the free act and deed of said corporation.

                              Before me,

                              /s/HENRY J. HART
                              ----------------------
                              Henry J. Hart
                              Notary Public


[SEAL]

                                        (My commission expires May 21, 1931)

                                 STATE OF MAINE

Penobscot ss:

          On the 23rd day of May, 1925, I.K. Stetson, to me personally known, who, being by me duly sworn, did depose and say that he resides in Bangor, County of Penobscot, State of Maine; that he is President of Katahdin Warehouse Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and attestation thereof was made in his presence by P.A. Hubbard, Clerk of the Corporation, by similar order of the Board of Directors thereof; and that he, the said I.K. Stetson, signed his name thereto as President of Katahdin Warehouse Company, for and in behalf of the said Company, by like order, and he acknowledged the foregoing instrument to be his free act and deed in his said capacity as President of said corporation, and the free act and deed of said corporation.

                              Before me,

                              /s/HENRY J. HART
                              ----------------------
                              Henry J. Hart
                              Notary Public


[SEAL]

                                        (My commission expires May 21, 1931)

                                 STATE OF MAINE

Penobscot ss:

          On the 23rd day of May, 1925, I.K. Stetson, to me personally known, who, being by me duly sworn, did depose and say that he resides in Bangor, County of Penobscot, State of Maine; that he is President of Aroostook Construction Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and attestation thereof was made in his presence by P.A. Hubbard, Clerk of the Corporation, by similar order of the Board of Directors thereof; and that he, the said I. K. Stetson, signed his name thereto as President of Aroostock Construction Company, for and in behalf of the said Company, by like order, and he acknowledged the foregoing instrument to be his free act and deed in his said capacity as President of said corporation, and the free act and deed of said corporation.

                              Before me,


                              /s/HENRY J. HART
                              ----------------------
                              Henry J. Hart
                              Notary Public


[SEAL]

                                        (My commission expires May 21, 1931)

State of Maine      )
                    ) ss:
County of Penobscot )



               On the twenty-third day of May, A.D. 1925, Wingate F. Cram, to me personally known, signed the foregoing in my presence and made oath that the statements contained therein are true in all respects.



     [SEAL]                        Before me,


                                        /s/ HENRY J. HART
                                        ----------------------------------
                                        Henry J. Hart
                                        Notary Public


                              (my commission expires May 21, 1931).

     I, Percival A. Hubbard, Clerk of the Corporation, Katahdin Warehouse Company, do hereby certify that the foregoing agreement was submitted to the stockholders of said Corporation at a special meeting thereof duly called for the purpose of considering the same, notice of the time, place and purpose of such meeting having been sent to each stockholder in the manner required by the By-laws of the Corporation; that said meeting was held in the Directors' Room of the First National Bank of Bangor, Bangor, Maine, on the 14th day of March, 1925; that at said meeting the President of the Corporation explained to the stockholders the full content and purport of the proposed agreement for merger and consolidation; that a vote of the stockholders was taken for the adoption or rejection of said agreement, each share of issued and outstanding stock entitling the holder thereof to one vote thereon; that out of a total of Five Thousand (5000) shares of capital stock issued and outstanding and entitled to one vote per share there were represented at the meeting in person or by proxy Four Thousand Nine Hundred and Ninety-Nine (4999) shares, the same constituting almost the entire number of shares entitled to vote at said meeting; That Four Thousand Nine Hundred and Ninety-Nine (4999) votes were cast in favor of the adoption of the agreement for merger and consolidation and none were cast in opposition thereto; that the proposed agreement for merger and consolidation was spread upon the records of said meeting of the stockholders, and the terms and conditions of said agreement specifically approved, and the President of the Company, for and in behalf of the Company, was authorized to sign and execute said agreement, and the Clerk of the Corporation was authorized and directed to affix thereto the corporate seal.

     Witness my hand and the seal of the Corporation this twenty third day of May, A.D.1925.



                                        /s/ PERCIVAL A. HUBBARD
                                        ----------------------------------
                                             Clerk of the Corporation


                                                              [SEAL]

     I, Wingate F. Cram, Clerk of the corporation, Bangor Investment company, do hereby certify that the foregoing agreement was submitted to the stockholders of said corporation at a special meeting thereof duly called for the purpose of considering the same, notice of the time, place and purpose of such meeting having been sent to each stockholder in the manner required by the By-laws of the Corporation; that said meeting was held in the Graham Building, Bangor, Maine, on the 21st day of April, 1925; that at said meeting the President of the corporation explained to the stockholders the full content and purport of the proposed agreement for merger and consolidation: that a vote of the stockholders was taken for the adoption or rejection of said agreement, each share of issued and outstanding stock entitling the holder thereof to one vote thereon; that out of a total of One hundred Fifty-Eight Thousand Five Hundred and Seventy (158,570) shares of capital stock issued and outstanding and entitled to one vote per share there were represented at the meeting in person or by proxy One Hundred Twenty-One Thousand Five Hundred and Forty-One
(121,541) shares, the same constituting more than seventy-six per cent of the total number of shares entitled to vote at said meeting; that One Hundred Twenty- One Thousand Five Hundred and Forty-One (121,541) votes were cast in favor of the adoption of the agreement for merger and consolidation and none were cast in opposition thereto; that the proposed agreement for merger and consolidation was spread upon the records of said meeting of the stockholders, and the terms and conditions of said agreement specifically approved, and the President of the Company, for and in behalf of the Company was authorized to sign and execute said agreement, and the clerk of the corporation was authorized and directed to affix thereto the corporate seal.

     Witness my hand and the seal of the corporation this twenty-third day of May, A.D. 1925.

[SEAL]
                                             /s/ WINGATE F. CRAM
                                             -------------------------------
                                             Clerk of the Corporation

State of Maine      )
                    ) ss:
County of Penobscot )


     On the twenty-third day of May, A.D. 1925, Percival A. Hubbard, to me personally known, signed the foregoing in my presence and made oath that the statements contained therein are true in all respects.



                                   Before me,

                                   /s/HENRY J. HART
                                   ----------------------------
                                   Henry J. Hart



                                        (My commission expires May 21, 1931).

     I, Percival A. Hubbard, Clerk of the Corporation, Aroostook Construction Company, do hereby certify that the foregoing agreement was submitted to the stockholders of said Corporation at a special meeting thereof duly called for the purpose of considering the same, notice of the time, place and purpose of such meeting having been sent to each stockholder in the manner required by the By-laws of the Corporation; that said meeting was held in the Directors' Room of the First National Bank of Bangor, Bangor, Maine, on the 14th day of March, 1925; that at said meeting the President of the Corporation explained to the stockholders the full content and purport of the proposed agreement for merger and consolidation; that a vote of the stockholders was taken for the adoption or rejection of said agreement, each share of issued and outstanding stock entitling the holder thereof to one vote thereon; that out of a total of Five Thousand (5000) shares of capital stock issued and outstanding and entitled to one vote per share there were represented at the meeting in person or by proxy Three Thousand Five Hundred and Thirty (3530) shares, the same constituting more than seventy per cent of the total number of shares entitled to vote at said meeting; that Three Thousand Five Hundred and Thirty (3530) votes were cast in favor of the adoption of the agreement for merger and consolidation and none were cast in opposition thereto; that the proposed agreement for merger and consolidation was spread upon the records of said meeting of the stockholders, and the terms and conditions of said agreement specifically approved, and the President of the Company, for and in behalf of the company, was authorized to sign and execute said agreement, and the Clerk of the Corporation was authorized and directed to affix thereto the corporate seal. Witness my hand and the seal of the Corporation this twenty-third day of may, A.D. 1925.

                                             /s/ PERCIVAL A. HUBBARD
                                             -------------------------------
                                             Clerk of the Corporation

                                                       [SEAL]

State of Maine           )
                         )  ss:
County of Penobscot      )


     On the twenty-third day of May, A.D. 1925, Percival A. Hubbard, to me personally known, signed the foregoing in my presence and made oath that the statements contained therein are true in all respects.




[SEAL]                             Before me,


                                        /s/ HENRY J. HART
                                        -------------------------------
                                                Notary Public

                              (My commission expires May 21, 1931).

                                STATE OF MAINE

                           ATTORNEY GENERAL'S OFFICE

                                  ----------


                                                            May 26, A.D., 1925.

     I hereby certify that I have examined the foregoing agreement, and the same is properly drawn and signed, and is conformable to the constitution and laws of the State, and I am satisfied that such agreement is made in good faith and not for the purpose of avoiding payment of fees or taxes to the State.


                                                         /s/ SANFORD L. FOGG
                                                         -----------------------
                                                        Deputy Attorney General

                         - - - - - - - - - - - - - - -


Penobscot ss.

                               Registry of Deeds

Received May 28, 1925.

at 10h. 40m. A.M.

and Recorded in Corporation Book 4, Page 472.

/s/ WARREN E. CRAIG Register.
-------------------

                                        July 2, 1925.

Hon. Frank W. Ball
Secretary of State
Augusta, Maine.
Dear Sir:

                                   MERGER OF KATAHDIN WAREHOUSE COMPANY
                                   AND AROOSTOOK CONSTRUCTION COMPANY
                                   WITH AND INTO BANGOR INVESTMENT COMPANY.

     In order that the records of your office may be complete I beg to advise that the capital stock of the two former companies has been cancelled and destroyed in accordance with the terms of the merger and that the agreement of merger (recorded with you in Vol. 6, Page 235) has been recorded in all of the Registries representing the places where any of the companies have done business, namely:


Penobscot County Registry of Deeds, Corporation Book No. 4, Page 472.

Waldo County      "       "    "     Vol. 361,  Page 29.

Piscataquis Cy.   "       "    "     Vol. 223,  Page 147.

Aroostook Cy.     "       "    "     Vol. 360,  Page 198.

   "      " (Northern Dist.)   "     Vol. 110,  Page 484.


                                             Yours truly,

                                             /s/ WINGATE F. CRAM

                                                   Clerk.

TO THE SECRETARY OF STATE

     STATE OF MAINE

          You are hereby notified, pursuant to Section 48 of Chapter 51 of the Revised Laws of the State of Maine, that Bangor Investment Company has made a change in its Charter, Certificate of Organization and/or Articles of Association for the more convenient transaction of its business. Such change was adopted by unanimous vote of the entire outstanding capital stock of the Corporation at a meeting of the stockholders, duly called and held on April 20, 1926. The vote relative to said change in respect of the purposes of the Corporation is as follows:

          By changing the period (.) at the end of first paragraph to a semi-colon (;) and adding:- "further purposes of the Corporation shall be the operation of motor vehicles, directly by the Corporation or through agents, on the highways of the State of Maine for the transportation of passengers, freight, mail and express, and to do all such other things permitted by law, as may be necessary and convenient to effect such operation, including the making of contracts with persons, firms and corporations.".



                                           BANGOR INVESTMENT COMPANY

                                             By
                                                /s/ WINGATE F. CRAM
                                               -----------------------------
                                                  Clerk of Corporation

Dated at Bangor, Maine
April 21, 1926.

                                    [SEAL]

                                STATE OF MAINE.

                                             Attorney General's Office
                                                April 24, 1926.

I hereby certify that I have examined the foregoing certificate, and the same is properly drawn and signed, and is conformable to the constitution and laws of the state, and I am satisfied that such changes are made in good faith and not for the purpose of avoiding payment of fees or taxes to the State.


 /s/  SANFORD L. FOGG                             Deputy Attorney General.
--------------------------

         WHEREAS, at a meeting held on October 29, 1904 to effect the corporate organization of Bangor Investment Company it was voted that the capital stock of the Company be fixed at One Hundred Fifty Thousand Dollars ($150,000), to be divided into one hundred fifty thousand (150,000) shares of par value of One Dollar ($1.00) per share, and

         WHEREAS, at the annual meeting of the stockholders of said Company held on November 5, 1907 it was voted to increase the authorized amount of capital stock from One Hundred Fifty Thousand Dollars ($150,000), divided into one hundred fifty thousand (150,000) shares, to Two Hundred Fifty Thousand Dollars ($250,000), to be divided into two hundred fifty thousand (250,000) shares of par value of One Dollar ($1.00) per share, and

         WHEREAS, a total of but one hundred fifty-eight thousand five hundred seventy (158,570) share, of par value of One Dollar ($1.00) per share, have been issued, and

         WHEREAS, the value of the assets of the Company materially have decreased during recent years and the business activities of the Company now have become substantially restricted, and

         WHEREAS, the financial needs of the Company no longer require an authorized amount of capital stock in excess of One Hundred Sixty Thousand Dollars ($160,000), to be divided into one hundred sixty thousand (160,000) shares of par value of One Dollar ($1.00) per share:

         NOW, THEREFORE, it is voted unanimously by the stockholders

         That the authorized amount of capital stock of Bangor Investment Company be and it hereby is reduced from Two Hundred Fifty Thousand Dollars ($250,000), divided into two hundred fifty thousand (250,000) shares of par value of one Dollar ($1.00) per share, to One Hundred Sixty Thousand Dollars ($160,000), divided into one hundred sixty thousand (160,000) shares of par value of One Dollar ($1.00) per share; and the proper officers of the Company be and they hereby are authorized to prepare and to file with the Secretary of State of the State of Maine all papers, certificates and documents which may be requisite and necessary to effect and to record, in accordance with the laws of the State of Maine, such reduction and decrease in the authorized capital stock of the Company.

                        ----------------------------

                                                                  Bangor, Maine,
                                                               (August 24, 1939)

         I, Henry J. Hart, Clerk of the Corporation of Bangor Investment Company, hereby certify that the foregoing is a true copy of the preambles and vote unanimously adopted by the stockholders of Bangor Investment Company at a meeting of said stockholders legally held at Bangor, Maine, on August 24, 1939.


                                                /s/ HENRY J. HART
                                                ------------------------


         Subscribed and sworn to before me this 24th day of August, 1939.



                                                /s/ MAURICE K. BAKER
                                                ------------------------
                                                      Notary Public


  My commission expires December 21, 1945              [NOTARY PUBLIC'S SEAL]

     I, Henry J. Hart, Clerk of Corporation of Bangor Investment Company hereby certify that at a special meeting of the stockholders of Bangor Investment Company, legally held on December 21, 1944, the stockholders of said Corporation unanimously voted to increase the authorized capital stock of the Company from 160,000 shares, of par value of $1.00 per share, to 250,000 shares, of par value of $1.00 per share; and I further certify that the following is a true transcript from the record of said stockholder's meeting:

     "VOTED that the authorized capital stock of this Company be and it hereby is increased from 160,000 shares of par value of $1.00 per share to 250,000 shares of par value of $1.00 per share; and further

     VOTED that the outstanding capital stock of the Company be increased from 158,570 shares to 250,000 shares, and the Board of Directors of the Company hereby is authorized to sell, at $1.00 per share, 91,430 shares of capital stock of this Company, said stock first to be offered to the present stockholders of this Company; the date of issuance of said shares shall be determined by the Board of Directors."




                                                    /s/ HENRY J. HART
                                                    Henry J. Hart
                                                    ----------------------------
                                                    Clerk of Corporation of
                                                    Bangor Investment Company.




Dated at Bangor, Maine,
December 21, 1944.


                                 STATE OF MAINE


Penobscot, ss.                                                December 21, 1944.


     Subscribed and sworn to before me this twenty-first day of December, 1944.



                                                    /s/ MAURICE S. C. BAKER
                                                    Maurice S. C. Baker,
                                                   -----------------------------
                                                    Notary Public.
My commission expires
December 21, 1945.

TO THE SECRETARY OF STATE
     STATE OF MAINE

         You are hereby notified, pursuant to Section 71 of Chapter 49 of the Revised Statutes of the State of Maine, 1944, that Bangor Investment Company has made a change in its Charter, Certificate of Organization and/or Articles of Association for the more convenient transaction of its business. Such change was adopted by unanimous vote of the entire outstanding capital stock of the Corporation at a meeting of the stockholders, duly called and held on April 17, 1951. The vote relative to said change in respect of the purposes of the Corporation is as follows:

         VOTED that the corporate purposes of Bangor Investment Company shall be enlarged to include the following: to undertake, do, engage in, transact and carry on any and all kinds of manufacturing, mechanical, mercantile, trading, contracting, commercial, building, agricultural, logging, lumbering, mining, quarrying, real estate, pipeline transportation, and general highway transportation business; also to carry passengers or freight, or both, upon the high seas, or from port or ports in the State of Maine to a foreign port or ports, or to a port or ports in other states, or to carry freight or passengers, or both, upon any waters where the corporation may navigate; and any and all other kinds of business incidental, ancillary, related, pertaining, necessary, desirable or proper to or connected with any one or all of the purposes and kinds of business mentioned in this paragraph. Provided, however, that nothing in this paragraph contained shall be construed as authorizing the corporation to transact business in any state, territory or foreign country contrary to the laws thereof, or shall be construed to give the corporation any rights, powers, or privileges not permitted by the laws of Maine to corporations organized under Section 8, Chapter 49, of the Revised Statutes of Maine, 1944; and provided further, however, that nothing in this paragraph contained shall be construed as abridging or limiting in any manner any of the other authorized corporate purposes of the corporation.

                                       BANGOR INVESTMENT COMPANY
                                       By
                                          /s/ GORDON D. BRIGGS
                                         ---------------------------
Dated at Bangor, Maine                              Clerk
    April 27, 1951


[SEAL]

                           S T A T E  O F  M A I N E



                                       Attorney General's Office, April 30, 1951

     I hereby certify that I have examined the foregoing certificate, and the same is properly drawn and signed, and is conformable to the constitution and laws of the State, and I am satisfied that such changes are made in good faith and not for the purpose of avoiding payment of fees or taxes to the State.




                                                     /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                      Deputy Attorney General

                                  CERTIFICATE



     I, William M. Houston, Clerk of Bangor Investment Company, hereby certify that the following is that portion of the Company's Bylaws that refers to the number of Directors, and that said Bylaws were in effect on December 31, 1971:

                    The officers of the corporation shall be a President, a Clerk, a Treasurer, six Directors and such other officers as from time to time may be appointed by the President or by the Board of Directors. Any person whether or not he is a director may hold more than one office.





                                                       /s/ WILLIAM M. HOUSTON
                                                       -------------------------
                                                       William M. Houston
                                                       Clerk
                                                       BANGOR INVESTMENT COMPANY





Hermon, Maine
May 11, 1984

                        STATE OF MAINE

                      ARTICLES OF AMENDMENT
                   (Amendment of Shareholders)
                      Voting as One Class
                   Pursuant to 13-A MRSA
                   Sections 805 and 807, the
                   undersigned corporation
                   adopts these Articles of
                   Amendment:



FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders

          A.   at a meeting legally called and held on MARCH 7, 1984.
                                                       -------------

THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

               Number of Shares Outstanding        NUMBER         NUMBER
                  and Entitled to Vote           Voted For    Voted Against
               ---------------------------       ---------    -------------
                        250,000                  250,000             0

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: (Complete if Exhibits do not give this information.) If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

          Class     Series (If Any)     Number of Shares    Par Value (If Any)
          -----     ---------------     ----------------    ------------------


          The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $__________________________.
          The total number of all such shares (of all classes and series)
               WITHOUT PAR VALUE is __________________ shares.

SIXTH:    Address of the registered office in Maine: Rt. #2  Bangor, Me 04401
                                                    ---------------------------
                                                    (street, city and zip code)

                                                    Bangor Investment Company
   ------------------------------------             ---------------------------
      MUST BE COMPLETED FOR VOTE OF                    (Name of Corporation -
              SHAREHOLDERS                                Typed or Printed)
   ------------------------------------
   I certify that I have custody of the             By*: /s/ WILLIAM M. HOUSTON
       minutes showing the above                        -----------------------
       action by the shareholders.                          (Signature)

           WILLIAM M. HOUSTON                       William M. Houston, Clerk
       ---------------------------                  ---------------------------
          (signature of clerk)                         (type or print name
   ------------------------------------                    and capacity)

                                                    By*: /s/ RICHARD B. GRAY
                                                    ---------------------------
                                                            (Signature)

                                                         Richard B. Gray,
Dated: May 17, 1985                                      Assistant Clerk
      --------------                                ---------------------------
                                                        (type or print name
                                                           and capacity)